------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
------------------------------------------------------------------------------

Property Name:    SHOPPES OF WEST MELBOURNE

Seller: FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX, a Florida limited partnership

Purchaser:        KIMCO WEST MELBOURNE 668, INC.
                  a Delaware corporation

Proration Date:   2/26/98

Proration as of:  11:59 PM, THURSDAY, FEBRUARY 26, 1998

Closing Date:     2/27/98

Closing as of:    FRIDAY, FEBRUARY 27, 1998

Tax Begin Date:   1/1/98

Tax End Date:     12/31/98

Month Begin Date  2/1/98

Month End Date    2/28/98

                                                                         3/12/98
                               CLOSING STATEMENT
                                  FOR SALE OF
                           SHOPPES OF WEST MELBOURNE

--------------------------------------------------------------------------------------------------------------

SELLER:                 FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX, a
                        Florida limited partnership

PURCHASER:              KIMCO WEST MELBOURNE 668, INC.
                        a Delaware corporation

PRORATION DATE:         11:59 PM, THURSDAY, FEBRUARY 26, 1998

CLOSING (FUNDING) DATE: FRIDAY, FEBRUARY 27, 1998

--------------------------------------------------------------------------------------------------------------
                                                                                CREDIT                  CREDIT
                                                                             PURCHASER                  SELLER
                                                                         -------------           -------------
PURCHASE PRICE                                                                                   11,000,000.00

EARNEST MONEY                                                               200,000.00

INTEREST ON EARNEST MONEY                                                          POC

PRO-RATE REAL ESTATE TAXES                                                   15,094.94
      [See Schedule A]

PRO-RATE FEBRUARY, 1998 RETAIL LEASE CHARGES                                  7,526.04
      [See Schedule D]

TENANT PREPAID RENTS                                                          4,608.31
      [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                    1,900.79                   66.66
      [See Schedule C]

SECURITY DEPOSITS                                                            15,544.41
      [See Schedule E]
                                                                         -------------------------------------
      SUBTOTALS                                                             244,674.48           11,000,066.66

CASH AMOUNT DUE TO SELLER                                                10,755,392.18
                                                                         -------------           -------------

      TOTAL CREDITS                                                      11,000,066.66           11,000,066.66
                                                                         =============           =============

APPROVED: SELLER                                                         APPROVED:  PURCHASER

FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX,                       KIMCO WEST MELBOURNE 668, INC.
a Florida limited partnership                                            a Delaware corporation

By: First Capital Financial Corporation, a Florida                       By:  ___________________________________
corporation, its general partner                                         Its:  __________________________________

By:  ________________________________________
Its:  _______________________________________

-------------------------------------------------------------------------------

                           SHOPPES OF WEST MELBOURNE

                          SOURCES AND USES STATEMENT

-------------------------------------------------------------------------------

                                          PURCHASER'S SOURCES AND USES:

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                           10,755,392.18
                                                                                              --------------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

        TITLE CHARGES
                Endorsement                                                                                200.00
                Title Insurance Extended Coverage                                                            0.00
                Title Fees                                                                                   0.00
                Document Stamps                                                                              0.00
                Recording Fees                                                                               0.00
                Miscellaneous                                                                                0.00
                Survey                                                                                       0.00
                                                                                              -------------------
        PURCHASERS CLOSING COSTS                                                                           200.00
                                                                                              -------------------

TOTAL CASH OUTLAY BY PURCHASER                                                                      10,755,592.18
                                                                                              ====================

------------------------------------------------------------------------------------------------------------------


                                           SELLER'S SOURCES AND USES:

EARNEST MONEY                                                                                          200,000.00
CASH AMOUNT DUE TO SELLER                                                                           10,755,392.18
                                                                                              -------------------
TOTAL SELLER'S  SOURCES                                                                             10,955,392.18
                                                                                              -------------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:
                Title Insurance Extended Coverage                                  34,325.00
                Title Fees                                                            500.00
                Document Stamps                                                    77,000.00
                Recording Fees                                                        300.00
                Miscellaneous                                                          45.00
                Survey                                                              5,555.75
                Escrow fees                                                         1,500.00
                Ben Carter & Associates                                           275,000.00
                                                                                              -------------------
        SELLERS CLOSING COSTS                                                                          394,225.75
                                                                                              -------------------

LEGAL FEES PAYABLE TO ROSENBERG & LIEBENTRITT                                                                 POC
                                                                                              -------------------

TOTAL CASH OUTLAY BY SELLER                                                                            394,225.75
                                                                                              -------------------

BALANCE TO SELLER                                                                                   10,561,166.43
                                                                                              ===================

                                  SCHEDULE A

-------------------------------------------------------------------------------

        SHOPPES OF WEST MELBOURNE
        PRO-RATE 1997 PROPERTY TAXES
        PRORATION MADE AS OF:         11:59 PM, THURSDAY, FEBRUARY 26, 1998

-------------------------------------------------------------------------------

        ACTUAL 1997 REAL ESTATE TAXES:
                 2819792- REAL ESTATE TAXES                                           96,660.57
        TOTAL 1997 REAL ESTATE TAXES:                                                 96,660.57

        ESTIMATED 1998 REAL ESTATE TAXES                                              96,660.57

        SELLER'S PRORATA SHARE OF 1998 TAXES                  57/365                     15.616%
                                                                                      ---------
        SELLER'S SHARE OF 1998 TAXES                                                  15,094.94

        LESS AMOUNT PAID BY SELLER                                                            -
                                                                                      ---------
        CREDIT DUE TO PURCHASER (SELLER):                                             15,094.94
                                                                                      =========

 NOTES:
    [1] The 1997 Real Estate taxes are paid in full. The 1998 tax bill has not yet been received and the taxes will be reprorated based on the actual billed.

                                  SCHEDULE B

--------------------------------------------------------------------------------

SHOPPES OF WEST MELBOURNE
TENANT PREPAID RENTS
PRORATION MADE AS OF: 11:59 PM, THURSDAY, FEBRUARY 26, 1998

--------------------------------------------------------------------------------

                                                                      AMOUNT
                MERCHANT NAME                                         PREPAID
        ------------------------------------------------------------------------
        AMERICAN BED                                                   188.89
        CATHERINE'S                                                    170.10
        DEEP SIX DIVE                                                     -
        DIAMOND BROKERS                                                152.63
        FAMILY BOOKSTORES                                              625.43
        HOUSEHOLD FINANCE                                              119.44
        JENNY CRAIG                                                    244.08
        MARSHALLS (A)                                                1,250.26
        RED WING SHOES                                                 167.49
        SERVICE MERCHANDISE (A)
        SILK SILK SILK                                                 204.20
        SPECS                                                        1,485.79
                                                                     --------
                TOTAL PREPAID RENTS CREDITED TO PURCHASER            4,608.31
                                                                     ========


NOTE: THE MAJORITY OF THE PREPAYMENTS RELATE TO 1997 REAL ESTATE TAX
      OVERPAYMENTS BY TENANTS. THE BILLING WAS BOOKED IN FEBRUARY 1998.

                                                  SCHEDULE C

-----------------------------------------------------------------------------------------------------------------

SHOPPES OF WEST MELBOURNE
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                         11:59 PM, THURSDAY, FEBRUARY 26, 1998

-----------------------------------------------------------------------------------------------------------------




                                               SERVICE CONTRACTS
                                                                                                      CREDIT DUE
                                                                   BILLING PERIOD    # of DAYS        PURCHASER
VENDOR NAME                                   PAYMENT               BEGIN     END      CREDIT        or (SELLER)
-----------------------------------------------------------------------------------------------------------------
PAID BY SELLER:

Bob's Complete Landscaping                        (900.00)         02/01/98 02/28/98         2            (64.29)
Harris Sanitation                                  (33.28)         02/01/98 02/28/98         2             (2.38)

                                              TOTAL CREDIT DUE TO PURCHASER (SELLER)                      (66.66)
                                                                                                     ------------

PAYABLE BY BUYER:

Brighter Image (Exterior cleaning)               1,707.00          02/01/98 02/28/98        26          1,585.07
Brighter Image(Sweeping)                           200.00          02/01/98 02/28/98        26            185.71
Mallard Environmental                              140.00          02/01/98 02/28/98        26            130.00

                                              TOTAL CREDIT DUE TO PURCHASER (SELLER)                    1,900.79
                                                                                                     ------------

                                              NET CREDIT DUE TO PURCHASER (SELLER)                      1,834.12
                                                                                                     ============


                                                       SCHEDULE D

------------------------------------------------------------------------------------------------------------------------------------

SHOPPES OF WEST MELBOURNE
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF:                      11:59 PM, THURSDAY, FEBRUARY 26, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            TOTAL         TOTAL        FEBRUARY
                           SUITE             FEBRUARY                           SALES     FEBRUARY       FEBRUARY      CHARGES
     MERCHANT NAME         NUMBER    SF        RENT       CAM         RET        TAX     CHARGES (1)     CHARGES       PAID (1)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN BED                 1114   4,200    3,850.00     515.00      227.00     293.07     4,592.00     4,885.07      4,592.00
BOOKS A MILLION [B] (A)      1200  34,575   23,482.00                                      23,482.00    23,482.00     23,482.00
CATHERINE'S                  1308   3,179    3,179.00     321.00      172.00     220.32     3,672.00     3,892.32      3,672.00
DEEP SIX DIVE                1402   3,200    2,533.34     332.00      173.00     188.30     3,038.34     3,226.64      3,038.34
DIAMOND BROKERS              1304   1,810    1,880.21     182.00       98.00     129.62     2,160.21     2,289.83      2,160.21
FAMILY BOOKSTORES            1108   4,200    4,550.00     422.00      227.00     311.94     5,199.00     5,510.94      5,199.00
HOUSEHOLD FINANCE            1312   2,022    2,022.00     204.00      109.00     140.10     2,335.00     2,475.10      2,335.00
JENNY CRAIG                  1104   2,240    2,945.60     826.00      121.00     233.56     3,892.60     4,126.16      3,892.60
MARSHALLS (A)                1300  22,500   11,718.75   1,237.58                 777.38    12,956.33    13,733.71     12,956.33
RED WING SHOES               1302   1,125    1,078.13     110.00       61.00      74.95     1,249.13     1,324.08      1,249.13
SERVICE MERCHANDISE (A)      1400  50,000   26,041.67                          1,562.50    26,041.67    27,604.17     26,041.67
SILK SILK SILK               1118   1,400    1,400.00     141.00       76.00      93.52     1,617.00     1,710.52      1,558.67
SPECS                        1002  10,011   13,637.61   1,007.00      543.00     911.26    15,187.61    16,098.87     15,187.61
SUSAN BIRKENSTOCK SHOES      1106   1,400
VACANT SPACES                       6,141                                                        -
                                 ------------------------------------------------------------------------------------------------
                                  148,003   98,318.31   5,297.58    1,807.00   4,936.52   105,422.89   110,359.41    105,364.56
                                 ================================================================================================


----------------------------------------------------------------------------------------------------------
                                    FEBRUARY      TOTAL       PURCH.               FEBRUARY   FEBRUARY
                                    SALES TAX    FEBRUARY    PRORATA    BALANCE     CHARGES   SALES TAX
     MERCHANT NAME                    PAID        PAID        SHARE    PRIOR 2/01   BALANCE    BALANCE
----------------------------------------------------------------------------------------------------------

AMERICAN BED                          293.07     4,885.07     328.00         -           -         -
BOOKS A MILLION [B] (A)                  -      23,482.00   1,677.29   22,802.42         -         -
CATHERINE'S                           220.32     3,892.32     262.29                     -         -
DEEP SIX DIVE                         182.30     3,220.64     217.02       11.59         -       6.00
DIAMOND BROKERS                       129.62     2,289.83     154.30                     -         -
FAMILY BOOKSTORES                     311.94     5,510.94     371.36                     -         -
HOUSEHOLD FINANCE                     140.10     2,475.10     166.79                     -         -
JENNY CRAIG                           233.56     4,126.16     278.04                     -         -
MARSHALLS (A)                         777.38    13,733.71     925.45   15,679.59         -         -
RED WING SHOES                         74.95     1,324.08      89.22                     -         -
SERVICE MERCHANDISE (A)             1,562.50    27,604.17   1,860.12   32,862.60         -         -
SILK SILK SILK                         93.52     1,652.19     111.33                  58.33        -
SPECS                                 911.26    16,098.87   1,084.83                     -         -
SUSAN BIRKENSTOCK SHOES                                                                           -
VACANT SPACES                                                                                      -
                                 -------------------------------------------------------------------------
                                    4,930.52   110,295.08   7,526.04   71,356.20      58.33      6.00
                                 =========================================================================

----------------------------------------------------------------------------
                                     TOTAL        TOTAL         TOTAL
                                    BALANCE      SELLERS        PURCH.
     MERCHANT NAME                    O/S       SHARE O/S     SHARES O/S
----------------------------------------------------------------------------
AMERICAN BED                             -           -              -
BOOKS A MILLION [B] (A)            22,802.42     22,802.42          -
CATHERINE'S                           220.32        220.32          -
DEEP SIX DIVE                          11.59         11.59          -
DIAMOND BROKERS                          -           -              -
FAMILY BOOKSTORES                        -           -              -
HOUSEHOLD FINANCE                        -           -              -
JENNY CRAIG                              -           -              -
MARSHALLS (A)                      15,679.59     15,679.59          -
RED WING SHOES                           -           -              -
SERVICE MERCHANDISE (A)            32,862.60     32,862.60          -
SILK SILK SILK                         58.33         54.16         4.17
SPECS                                    -           -              -
SUSAN BIRKENSTOCK SHOES
VACANT SPACES                                                       -
                                 -------------------------------------------
                                   71,634.85     71,630.68         4.17
                                 ===========================================


(A) Tenant pays real estate taxes annually. Buyer will owe Seller for the Real Estate tax reimbursements from January 1, 1998 through closing.
[B] Tenant pays Sales tax directly to the State of Florida.
(C) Tenant does not pay Cam charges.


NOTE 1 - February charges exclude Sales Tax Due for the period 2/1/98 through 2/28/98. This will be paid by the Seller directly to the State of Florida.

                                  SCHEDULE E

-------------------------------------------------------------------------------

SHOPPES OF WEST MELBOURNE
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:               11:59 PM, THURSDAY, FEBRUARY 26, 1998

-------------------------------------------------------------------------------

                               SECURITY DEPOSITS

   MERCHANT NAME
   -------------
   American Bed                                                        5,898.90
   Deep Six Dive & Watersports                                         2,961.00
   Diamond Brokers                                                     2,093.80
   Red Wing Shoes                                                      1,231.88
   Silk, Silk, Silk                                                    1,591.33
   Susan's Birkenstock Shoes                                           1,767.50
                                                                      ---------
TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER                         15,544.41
                                                                      =========
